ACTIVE M/MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

SUPPLEMENT DATED NOVEMBER 7, 2017 TO PROSPECTUS DATED JULY 31, 2017, AS SUPPLEMENTED

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has approved the termination of The London Company of Virginia, LLC (“London”) as a sub-adviser to the Active M U.S. Equity Fund (the “Fund”), effective on October 31, 2017, and the appointment of Lazard Asset Management LLC and Thompson, Siegel & Walmsley LLC, each to sub-advise a portion of the Fund, effective on or about November 9, 2017. During this sub-adviser transition period, Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, will manage the portion of the Fund previously managed by London.

All references to London in the Prospectus are hereby deleted.

1.	The paragraph under the section entitled “FUND SUMMARIES – Active M U.S. Equity Fund – Management” on page 14 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Active M U.S. Equity Fund. Christopher E. Vella, CFA, CIO, a Senior Vice President of NTI, has been the manager of the Fund since inception. Delaware Investments Fund Advisers, Granite Investment Partners, LLC, Lazard Asset Management LLC (effective on or about November 9, 2017), Polen Capital Management, LLC and Thompson, Siegel & Walmsley LLC (effective on or about November 9, 2017) each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

2.	The following is added to the section entitled “FUND MANAGEMENT – Active M U.S. Equity Fund” beginning on page 41 of the Prospectus:

LAZARD ASSET MANAGEMENT LLC (“LAZARD”). Lazard will begin to manage a portion of the Fund effective on or about November 9, 2017. Lazard is a Delaware limited liability company located at 30 Rockefeller Plaza, New York, New York 10112. As of September 30, 2017, Lazard had assets under management of approximately $211.9 billion. Lazard manages assets according to a variety of equity, fixed-income and alternative investment strategies. Lazard’s investment philosophy is based on value creation through the process of bottom-up stock selection, which is implemented by assessing the relationship between valuation and the return a company generates on its investments. Lazard provides investment advisory services to a variety of clients, including individuals, financial and other institutions, endowments, foundations, corporations, Taft-Hartley plans, public funds, wrap programs, model-based programs, mutual funds, private funds, alternative investment funds and others.

THOMPSON, SIEGEL & WALMSLEY LLC (“TSW”). TSW will begin to manage a portion of the Fund effective on or about November 9, 2017. TSW was founded in 1969 and is a Delaware limited liability company with principal offices at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230. TSW provides value-oriented investment advisory and management services in the areas of domestic equity, international equity, long/short equity and fixed income securities through a range of market capitalization strategies and a variety of investment vehicles to institutions and high-net-worth individuals. As of September 30, 2017, TSW had approximately $24.1 billion in assets under management.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MMF SPT (11/17)

NORTHERN FUNDS PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

SUPPLEMENT DATED NOVEMBER 7, 2017 TO

SAI DATED JULY 31, 2017, AS SUPPLEMENTED

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has approved the termination of The London Company of Virginia, LLC (“London”) as a sub-adviser to the Active M U.S. Equity Fund (the “Fund”), effective on October 31, 2017, and the appointment of Lazard Asset Management LLC and Thompson, Siegel & Walmsley LLC, each to sub-advise a portion of the Fund, effective on or about November 9, 2017. During this sub-adviser transition period, Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, will manage the portion of the Fund previously managed by London.

All references to London in the SAI are hereby deleted.

1.	The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Active M U.S. Equity Fund” on page 75 of the SAI is deleted and replaced with the following:

Fund	Sub-Advisers
Active M U.S. Equity Fund

Delaware Investments Fund Advisers (“DIFA”)

Granite Investment Partners, LLC (“Granite”)

Lazard Asset Management LLC (“Lazard”) (effective on or about November 9, 2017)

Polen Capital Management, LLC (“Polen Capital”)

Thompson, Siegel & Walmsley LLC (“TSW”) (effective on or about November 9, 2017)

2.	The following information is added to the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” under the Sub-Adviser ownership and control information beginning on page 76 of the SAI:

TSW

TSW, a Delaware limited liability company, is an independent, autonomous, indirect subsidiary of OM Asset Management plc (“OMAM”), a NYSE listed company. As of June 30, 2017, TSW was owned 75.3% by OMAM and 24.7% by TS&W Investment Holdings LP, which in turn is owned by approximately 27 owners of TSW.

Please retain this Supplement with your SAI for future reference.